Exhibit 1.1

Boardwalk Pipeline Partners, LP

8,000,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

March 19, 2007

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

Boardwalk Pipeline Partners, LP, a Delaware limited partnership (the “Partnership”), proposes to sell 8,000,000 common units (the “Units”) representing limited partner interests in the Partnership (the “Common Units”). This agreement (this “Agreement”) is to confirm the agreement concerning the purchase of the Units from the Partnership by Lehman Brothers Inc. (the “Underwriter”).

Boardwalk GP, LP, a Delaware limited partnership (the “General Partner”), serves as the sole general partner of the Partnership. Boardwalk GP, LLC, a Delaware limited liability company (“BGL”), serves as the sole general partner of the General Partner. Each of Boardwalk Operating GP, LLC, a Delaware limited liability company (“Operating GP”), Boardwalk Pipelines, LP, a Delaware limited partnership (the “Operating Partnership”), Texas Gas Transmission, LLC, a Delaware limited liability company (“Texas Gas”), GS Pipeline Company, LLC, a Delaware limited liability company (“Gulf South GP”), Gulf South Pipeline Company, LP, a Delaware limited partnership (“Gulf South”), and Gulf Crossing Pipeline Company, LLC, a Delaware limited liability company (“Gulf Crossing”), is sometimes referred to herein as a “Subsidiary,” and they are sometimes collectively referred to herein as the “Subsidiaries.” Each of BGL, the General Partner and the Partnership is sometimes referred to herein as a “Partnership Party,” and they are sometimes collectively referred to herein as the “Partnership Parties.” Each of the Partnership Parties and each of the Subsidiaries is sometimes referred to herein as a “Partnership Entity,” and they are sometimes collectively referred to herein as the “Partnership Entities.”

1.  Representations, Warranties and Agreements of the Partnership Parties»

. Each Partnership Party jointly and severally represents, warrants and agrees that:

(a)  A registration statement on Form S-3 relating to the Units (File No. 333-141058) (i) has been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto (including all documents incorporated by reference in each prospectus contained therein) have been delivered by the Partnership to you (the “Underwriter”). As used in this Agreement,

(i)  “Applicable Time” means 8:30 a.m. (New York City time) on March 20, 2007;

(ii)  “Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been amended on or prior to the date hereof, relating to the Units;

(iii)  “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iv)  “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(v)  “Pricing Disclosure Package” means, as of the Applicable Time, the Base Prospectus, together with the information included in Schedule 3 hereto and each Issuer Free Writing Prospectus identified on Schedule 4 hereto, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;

(vi)  “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus and any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii)  “Registration Statement” means, collectively, the various parts of such registration statement, including all exhibits thereto, each as amended as of the Effective Date for such part, including the Prospectus and all exhibits to such registration statement.

Any reference to the Registration Statement, Base Prospectus, the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act. Any reference to any amendment or supplement to the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of the Pricing Disclosure Package or the Prospectus, as the case may be, and incorporated by reference in the Pricing Disclosure Package or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any periodic or current report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date and that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Pricing Disclosure Package or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or threatened by the Commission, The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement.

(b)  The Partnership was, (i) at the time of filing of the Registration Statement and (ii) at the time of the most recent amendment thereto (whether by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act, or form of prospectus) for purposes of complying with Section 10(a)(3) of the Securities Act (or, if any such amendment was not made within the time period required by Section 10(a)(3) of the Securities Act, at the date on which such amendment was required), a “well-known seasoned issuer” (as defined in Rule 405 of the Rules and Regulations). The Partnership was not, at the earliest time after the filing of the Registration Statement at which the Partnership or another offering participant made a bona fide offer (including without limitation through the use of a free writing prospectus) relating to the Units, an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations). The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 of the Rules and Regulations) and was filed not earlier than the date that is three years prior to the Delivery Date (as defined in Section 4).

(c)  The Registration Statement conformed and will conform in all material respects on the Effective Date and on the Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Prospectus will conform in all material respects, when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the Delivery Date, to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference into the Pricing Disclosure Package or the Prospectus conformed or will conform, at the time they were or are filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d)  The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(e)  The Prospectus and any amendment or supplement thereto did not, as of its date, and will not, as of the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(f)  The documents incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus did not, and any further documents filed and incorporated by reference will not, at the time they were or are filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (and in the case of documents incorporated by reference into the Pricing Disclosure Package or the Prospectus, in the light of the circumstances under which they were made) not misleading.

(g)  The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(h)  Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)  Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

(j)  Each of the General Partner, the Partnership, the Operating Partnership and Gulf South has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), has the full partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is, or at the Delivery Date will be, duly registered or qualified to do business and in good standing as a foreign limited partnership in each jurisdiction listed opposite its name in Schedule 1 attached hereto, such jurisdictions being the only jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify could not reasonably be expected to (i) have a material adverse effect on the condition (financial or other), results of operations, securityholders’ equity, properties, business or prospects of the Partnership Entities (other than the General Partner and BGL), taken as a whole (a “Material Adverse Effect”) or (ii) subject the limited partners of the Partnership to any material liability or disability.

(k)  Each of BGL, Operating GP, Texas Gas, Gulf South GP and Gulf Crossing has been duly formed and is validly existing and in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”), has the full limited liability company power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is, or at the Delivery Date will be, duly registered or qualified to do business and in good standing as a foreign limited liability company in each jurisdiction listed opposite its name in Schedule 1 attached hereto, such jurisdictions being the only jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify could not reasonably be expected to (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(l)  (l)Relying solely on documents filed by Loews Corporation, a Delaware corporation (“Loews”), under Section 13(d) of the Exchange Act, Loews indirectly owns a 100% limited liability company interest in BGL; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of BGL (as the same may be amended and restated on or prior to the Delivery Date, the “BGL LLC Agreement”) and is fully paid (to the extent required under the BGL LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

(m)  BGL is the sole general partner of the General Partner, with a 0.001% general partner interest in the General Partner; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of the General Partner (as the same may be amended and restated on or prior to the Delivery Date, the “GP Partnership Agreement”); and BGL owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (collectively, “Liens”).

(n)  The General Partner is the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the Second Amended and Restated Agreement of Limited Partnership of the Partnership (as the same may be amended and restated on or prior to the Delivery Date, the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all Liens. The General Partner owns all of the Incentive Distribution Rights (as defined in the Partnership Agreement); all of such Incentive Distribution Rights have been duly and validly authorized and issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in the Base Prospectus under the caption “The Partnership Agreement—Limited Liability”); the General Partner owns all of such Incentive Distribution Rights free and clear of all Liens; and such Incentive Distribution Rights conform to the descriptions thereof contained in the Pricing Disclosure Package.

(o)  (o)Relying solely on documents filed by Loews under Section 13(d) of the Exchange Act, Loews indirectly owns all of the outstanding subordinated units (“Subordinated Units”) and 53,256,122 Common Units (such Subordinated Units and Common Units, the “Sponsor Units”); all of such Sponsor Units have been duly and validly authorized and issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in the Base Prospectus under the caption “The Partnership Agreement—Limited Liability”); and such Sponsor Units conform to the descriptions thereof contained in each of the Pricing Disclosure Package and the Prospectus.

(p)  The Units to be issued and sold by the Partnership to the Underwriter hereunder have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered against payment therefor pursuant to this Agreement, will be validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in the Base Prospectus under the caption “The Partnership Agreement—Limited Liability”); the Units, when issued and delivered against payment therefor pursuant to this Agreement, will conform to the descriptions thereof contained in Pricing Disclosure Package; and other than the Sponsor Units, the Incentive Distribution Rights and the Common Units issued in the Partnership’s initial public offering and in its November 2006 follow-on public offering, the Units to be issued and sold by the Partnership to the Underwriter hereunder will be the only limited partner interests in the Partnership issued and outstanding at the Delivery Date.

(q)  The Partnership owns a 100% limited liability company interest in Operating GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Operating GP (as the same may be amended and restated on or prior to the Delivery Date, the “Operating GP LLC Agreement”) and is fully paid (to the extent required under the Operating GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such limited liability company interest free and clear of all Liens (except for such Liens as are not individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(r)  Operating GP is the sole general partner of the Operating Partnership, with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of the Operating Partnership (as the same may be amended and restated on or prior to the Delivery Date, the “Operating Partnership Agreement”); and Operating GP owns such general partner interest free and clear of all Liens. The Partnership is the sole limited partner of the Operating Partnership, with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens (except for such Liens as are not individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(s)  The Operating Partnership owns a 100% limited liability company interest in Texas Gas; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Texas Gas (as the same may be amended and restated on or prior to the Delivery Date, the “Texas Gas LLC Agreement”) and is fully paid (to the extent required under the Texas Gas LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all Liens (except for such Liens as are not individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(t)  The Operating Partnership owns a 100% limited liability company interest in Gulf South GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Gulf South GP (as the same may be amended and restated on or prior to the Delivery Date, the “Gulf South GP LLC Agreement”) and is fully paid (to the extent required under the Gulf South GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all Liens (except for such Liens as are not individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(u)  Gulf South GP is the sole general partner of Gulf South, with a 1.0% general partner interest in Gulf South; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of Gulf South (as the same may be amended and restated on or prior to the Delivery Date, the “Gulf South Partnership Agreement”); and Gulf South GP owns such general partner interest free and clear of all Liens. The Operating Partnership is the sole limited partner of Gulf South, with a 99.0% limited partner interest in Gulf South; such limited partner interest has been duly and validly authorized and issued in accordance with the Gulf South Partnership Agreement and is fully paid (to the extent required under the Gulf South Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and the Operating Partnership owns such limited partner interest free and clear of all Liens (except for such Liens as are not individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(v)  The Operating Partnership owns a 100% limited liability company interest in Gulf Crossing; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Gulf Crossing (as the same may be amended and restated on or prior to the Delivery Date, the “Gulf Crossing LLC Agreement”) and is fully paid (to the extent required under the Gulf Crossing LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all Liens (except for such Liens as are not individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(w)  Other than (i) BGL’s ownership of a 0.001% general partner interest in the General Partner, (ii) the General Partner’s ownership of a 2% general partner interest in the Partnership, (iii) the General Partner’s ownership of all of the Incentive Distribution Rights, (iv) the Partnership’s ownership of a 100% limited liability company interest in Operating GP, (v) the Partnership’s ownership of a 99.999% limited partner interest in the Operating Partnership, (vi) Operating GP’s ownership of a 0.001% general partner interest in the Operating Partnership, (vii) the Operating Partnership’s ownership of a 100% limited liability company interest in Texas Gas, (viii) the Operating Partnership’s ownership of a 100% limited liability company interest in Gulf South GP, (ix) the Operating Partnership’s ownership of a 99% limited partner interest in Gulf South, (x) Gulf South GP’s ownership of a 1% general partner interest in Gulf South and (xi) the Operating Partneship’s ownership of a 100% limited liability company interest in Gulf Crossing, no Partnership Entity owns, directly or indirectly, any equity or short- or long-term debt securities (other than intercompany advances and notes among the Partnership and the Subsidiaries) of any corporation, partnership, limited liability company, joint venture, association or other entity.

(x)  Except as described in the Pricing Disclosure Package or provided for in the Partnership Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership pursuant to any agreement or instrument to which any of the Partnership Entities is a party or by which any one of them may be bound. Except as described in the Pricing Disclosure Package or as provided for in the applicable Organizational Documents, there are no outstanding options or warrants to purchase (A) any Common Units, Subordinated Units or other interests in the Partnership or (B) any interests in BGL, the General Partner, or the Subsidiaries. “Organizational Documents” means, collectively, the GP Partnership Agreement, the Partnership Agreement, the Operating Partnership Agreement, the Gulf South Partnership Agreement, the BGL LLC Agreement, the Operating GP LLC Agreement, the Texas Gas LLC Agreement, the Gulf South GP LLC Agreement and the Gulf Crossing LLC Agreement, each as amended or restated at or prior to the Delivery Date.

(y)  Except as described in the Pricing Disclosure Package or provided for in the Partnership Agreement, there are no contracts, agreements or understandings between any Partnership Party and any person granting such person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of the Partnership owned or to be owned by such person, or to require any Partnership to include such securities with the Units registered pursuant to the Registration Statement or in any securities registered or to be registered pursuant to any other registration statement filed by or required to be filed by the Partnership under the Securities Act.

(z)  The Partnership has not sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(aa)  On the Delivery Date, the Partnership will have all requisite power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus. On the Delivery Date, all corporate, partnership or limited liability company action, as the case may be, required to be taken by the Partnership Parties or any of their stockholders, members or partners for the authorization, issuance, sale and delivery of the Units, the execution and delivery by the Partnership Parties of this Agreement and the consummation of the transactions contemplated hereby shall have been validly taken.

(bb)  This Agreement has been duly and validly authorized, executed and delivered by the Partnership Parties.

(cc)  None of the offering, issuance and sale by the Partnership of the Units and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus, the execution, delivery and performance of this Agreement by the Partnership Parties, or the consummation of the transactions contemplated hereby (i) conflicts or will conflict with, or constitutes or will constitute a violation of, the certificate or agreement of limited partnership, certificate of formation, limited liability company agreement or other organizational documents of any Partnership Party, (ii) conflicts or will conflict with, or constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach or violation of or default under), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party, by which any of them is bound or to which any of their respective properties or assets is subject, (iii) violates or will violate any statute, law, ordinance, regulation, order, judgment, decree or injunction of any court or governmental agency or body to which any of the Partnership Entities or any of their respective properties or assets may be subject or (iv) will result in the creation or imposition of any Lien upon any property or assets of any Partnership Entity which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect.

(dd)  Except for the registration of the Units under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Units by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body to which any of the Partnership Parties or any of their respective properties or assets is subject is required for the execution, delivery and performance of this Agreement by the Partnership Parties, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Units as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus.

(ee)  (i) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; and (ii) each of the Organizational Documents (other than the Partnership Agreement) has been duly authorized, executed and delivered by the respective Partnership Entity or Entities thereto and is a valid and legally binding agreement of such Partnership Entity or Entities, enforceable against such parties in accordance with the terms of each of such Organizational Documents; provided that in each case the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws related to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided, further, that the indemnity, contribution and exoneration provisions contained in any such agreements may limited by applicable laws and public policy.

(ff)  The historical consolidated financial statements (including the related notes and supporting schedules) included in, or incorporated by reference into, the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) comply as to form in all material respects with the requirements of Regulation S-X of the Commission and present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply, and, except as otherwise disclosed in the Pricing Disclosure Package and the Prospectus, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. Any summary historical information set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived.

(gg)  Deloitte & Touche LLP, who have certified certain financial statements of the Partnership, whose reports are incorporated by reference in each of the Registration Statement and the Prospectus and who have delivered the initial letter referred to in Section 7(g) hereof, are an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations and were such during the periods covered by the financial statements on which they reported.

(hh)  Each Partnership Entity has good and indefeasible title to all real property and good title to all personal property contemplated as owned or to be owned by it in each of the Pricing Disclosure Package and the Prospectus, in each case free and clear of all Liens, except as described in the Pricing Disclosure Package or that would not materially affect the value of such property and would not materially interfere with the use made and proposed to be made of such property as described in each of the Pricing Disclosure Package and the Prospectus. With respect to title to pipeline rights-of-way, none of the Partnership Entities has received any actual notice or claim from any owner of land upon which any pipeline that is owned by any Subsidiary is located that such entity does not have sufficient title to enable it to use and occupy the pipeline rights-of-way as they have been used and occupied in the past and are proposed to be used and occupied in the future as described in each of the Pricing Disclosure Package and the Prospectus, except where such failure to have sufficient title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All assets held under lease or license by the Partnership Entities are held under valid, subsisting and enforceable leases or licenses, with such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially interfere with the use made and proposed to be made of such assets as they have been used in the past and are proposed to be used in the future as described in each of the Pricing Disclosure Package and the Prospectus.

(ii)  Each Partnership Entity carries or is covered by insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is reasonably adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of each Partnership Entity are in full force and effect, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each Partnership Entity is in compliance with the terms of such policies in all material respects; and no Partnership Entity has received notice from any insurer or agent of such insurer that any material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

(jj)  Each Partnership Entity owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its business, and no Partnership Entity has any reason to believe that the conduct by any Partnership Entity of its business will conflict in any material respect with, and no Partnership Entity has received any notice or claim of conflict with, any such rights of any other person or party, with such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially interfere with the use made and proposed to be made of such assets as they have been used in the past and are proposed to be used in the future as described in each of the Pricing Disclosure Package and the Prospectus.

(kk)  Except as described in the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which any Partnership Entity is a party or to which any property or asset of any Partnership Entity is subject that, if determined adversely to such party, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby, and to the knowledge of the Partnership Parties, no such proceedings are threatened or contemplated by governmental authorities or others. There are no legal or governmental proceedings pending that are required to be described in the Pricing Disclosure Package and the Prospectus that are not so described.

(ll)  There are no contracts or other documents that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or filed as exhibits to the Registration Statement or to a document incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus by the Securities Act or the Rules and Regulations that have not been so described in the most Registration Statement and the Prospectus or filed as exhibits to the Registration Statement or such incorporated document.

(mm)  The statements set forth in each of the Registration Statement and the Prospectus under the captions “How We Make Cash Distributions,” “Conflicts of Interest and Fiduciary Duties,” “Description of the Common Units” and “The Partnership Agreement,” insofar as they purport to constitute a summary of the terms of the Common Units and the Subordinated Units, and under the caption “Material Tax Consequences,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are fair and accurate summaries in all material respects.

(nn)  Except as described in the Pricing Disclosure Package, no labor disturbance by the employees of any Partnership Entity exists or, to the knowledge of the Partnership Parties, is imminent or threatened that could reasonably be expected to have a Material Adverse Effect.

(oo)  Since the date of the latest audited financial statements included in or incorporated by reference into the Pricing Disclosure Package, (i) no Partnership Entity has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, any labor dispute or any court or governmental action, order or decree, and (ii) there has not been any adverse change in the partners’ capital, members’ equity or short- or long-term debt of any Partnership Entity or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, securityholders’ equity, properties, management, business or prospects of any Partnership Entity, in each case except as could not reasonably be expected to have a Material Adverse Effect or as set forth or contemplated in the Pricing Disclosure Package.

(pp)  Each Partnership Entity has filed all tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has paid all taxes shown to be due pursuant to such returns, other than those that (i) if not paid, could not reasonably be expected to have a Material Adverse Effect or (ii) are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.

(qq)  From the date as of which information is given in the Pricing Disclosure Package through the date hereof, and except as may be disclosed in the Pricing Disclosure Package, none of the Partnership Entities has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend or distribution on its capital stock or other equity interests.

(rr)  Each Partnership Entity (i) makes and keeps accurate books and records and (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of the Partnership’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to the Partnership Entities’ assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for the Partnership Entities’ assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ss)  The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports it files or submits under the Exchange Act is accumulated and communicated to management of the Partnership, including its principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(tt)  Since the date of the most recent balance sheet of the Partnership reviewed or audited by Deloitte & Touche LLP and the audit committee of the board of directors of BGL, (i) the Partnership Parties have not been advised of (A) any significant deficiencies in the design or operation of internal controls that are reasonably likely to adversely affect the ability of the Partnership Entities to record, process, summarize and report financial data, or any material weaknesses in internal controls (whether or not remediated) and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Partnership Entities, and (ii) since that date, there have been no changes in internal controls that have materially affected, or are reasonably likely to materially affect, internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(uu)  Each Partnership Entity subject to the Sarbanes-Oxley Act of 2002, and each of its directors and officers in their capacities as such, is in compliance in all material respects with such act.

(vv)  None of the Partnership Entities (i) is in violation of its certificate or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation, bylaws or other organizational documents, (ii) is in breach of or default under any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party, by which it is bound or to which any of its properties or assets is subject (and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default), (iii) is in violation of any statute, law, ordinance, rule, regulation, order, judgment, decree or injunction of any court or governmental agency or body to which it or its property or assets may be subject or (iv) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) or (iv), as could not reasonably be expected to have a Material Adverse Effect.

(ww)  Except as described in the Pricing Disclosure Package, the Partnership Entities (i) are in compliance with any and all applicable federal, state and local laws, regulations, ordinances, rules, orders, judgments, decrees or other legal requirements relating to the protection of human health and safety, the environment or natural resources or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) have received, and as necessary maintained, all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permits and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive and maintain required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Material” means (1) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), (2) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (3) petroleum or any petroleum product, (4) any polychlorinated biphenyl and (5) any pollutant, contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. Except as described in the Pricing Disclosure Package, no Partnership Entity has been named as a “potentially responsible party” under CERCLA or any other similar Environmental Law, except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Except as described in the Pricing Disclosure Package, no Partnership Entity (A) is a party to any proceeding under Environmental Laws in which a governmental authority is also a party, other than proceedings regarding which it is believed that no monetary penalties in excess of $100,000 will be imposed, (B) has received notice of any potential liability for the disposal or release of any Hazardous Material, except where such liability could not reasonably be expected to have a Material Adverse Effect or (C) anticipates any material capital expenditures relating to Environmental Laws.

(xx)  Each Partnership Entity is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which any Partnership Entity would have any liability; no Partnership Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” that is intended to be qualified under Section 401(a) of the Code and for which any Partnership Entity would have any liability is so qualified and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(yy)  Each Partnership Entity has, or at the Delivery Date will have, such permits, consents, licenses, franchises, certificates and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in each of the Pricing Disclosure Package and the Prospectus, except as disclosed in or specifically contemplated by the Pricing Disclosure Package or except for any failure to have any such Permit that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in the Pricing Disclosure Package, each Partnership Entity has fulfilled and performed all of its material obligations with respect to all such Permits, and no event has occurred that would prevent any such Permit from being renewed or reissued, that allows, or after notice or lapse of time would allow, revocation or termination of any such Permit or that would result in any other impairment of the rights of the holder of any such Permit, except for any such non-renewal, revocation, termination or impairment that could not reasonably be expected to have a Material Adverse Effect.

(zz)  The Partnership is not, and as of the Delivery Date and after giving effect to the application of the net proceeds of the offering as described under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, the Partnership will not be, an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(aaa)  None of the Partnership Entities or, to the knowledge of the Partnership Parties, any of their affiliates has distributed, and prior to the later to occur of the Delivery Date and completion of the distribution of the Units, none of the Partnership Entities or, to the knowledge of the Partnership Parties, any of their affiliates will distribute, any offering material in connection with the offering and sale of the Units other than the Pricing Disclosure Package, the Prospectus, and any Issuer Free Writing Prospectus to which the Underwriter has consented pursuant to Section 1(i) or 5(a)(vi) hereof.

(bbb)  None of the Partnership Entities or, to the knowledge of the Partnership Parties, any of their affiliates has taken, nor will any of the Partnership Entities or, to the knowledge of the Partnership Parties, any of their affiliates take, directly or indirectly, any action that has constituted, that was designed to cause or result in, or that could reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of any Partnership Party to facilitate the sale or resale of the Units.

(ccc)  Except for this Agreement, there are no contracts, agreements or understandings between the Partnership and any person that would give rise to a valid claim against the Partnership or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Units contemplated by this Agreement.

Any certificate signed by or on behalf of any Partnership Party and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Units shall be deemed a representation and warranty by each such Partnership Party, as to matters covered thereby, to the Underwriter.

2.  Purchase of the Units by the Underwriter»

. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell 8,000,000 Units to the Underwriter, and the Underwriter agrees to purchase such Units.

The price of the Units purchased by the Underwriter shall be $36.00 per Unit.

The Partnership shall not be obligated to deliver any of the Units to be delivered on the Delivery Date, except upon payment for all such Units as provided herein.

3.  Offering of Units by the Underwriter»

. Upon authorization by the Underwriter of the release of the Units, the Underwriter proposes to offer the Units for sale upon the terms and conditions to be set forth in the Prospectus.

4.  Delivery of and Payment for the Units»

. Delivery of and payment for the Units shall be made at the offices of Andrews Kurth LLP at 10:00 A.M., Eastern time, on the fourth full business day following the date of this Agreement or at such other date, time or place as shall be determined by agreement between the Underwriter and the Partnership. This date and time are sometimes referred to as the “Delivery Date.” Delivery of the Units shall be made to the Underwriter against payment by the Underwriter of the aggregate purchase price of the Units being sold by the Partnership to or upon the order of the Partnership by wire transfer in immediately available funds to the accounts specified by the Partnership. Time shall be of the essence, and delivery of the Units at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. The Partnership shall deliver the Units through the facilities of The Depository Trust Company, New York, New York (“DTC”) unless the Underwriter shall otherwise instruct.

5.  Further Agreements of the Partnership Parties and the Underwriter»

.

(a)  Each Partnership Party jointly and severally agrees:

(i)  To prepare the Prospectus in a form approved by the Underwriter (such approval not to be unreasonably withheld) and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Delivery Date except as provided herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed or has become effective and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission or any state or other regulatory body of any stop order or of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto, or of any request by the Commission for the amendment or supplement of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; to use its best efforts to prevent the issuance of any such order or notice of objection, and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification or such notice of objection, to use promptly its best efforts to obtain its withdrawal;

(ii)  To pay the required Commission filing fees relating to the Units within the time period required by Rule 456(b)(1) of the Rules and Regulations without regard to the proviso therein and otherwise in accordance with Rule 456(b) and 457(r) of the Rules and Regulations.

(iii)  To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(iv)  To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in the Registration Statement or the Prospectus; and, if the delivery of a Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in order to comply with the Securities Act or the Exchange Act, to notify the Underwriter and, upon its request, to prepare and file such document that will correct such statement or omission or effect such compliance and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of such amended or supplemented Prospectus or other documents;

(v)  To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Partnership or the Underwriter, be required by the Securities Act or requested by the Commission;

(vi)  Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing, which consent shall not be unreasonably withheld and which shall be provided to the Partnership promptly after having been given notice of the proposed filing; provided that the foregoing provision shall not apply if such filing is, in the judgment of counsel to the Partnership Parties, required by law;

(vii)  Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter;

(viii)  To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Underwriter and, upon its request, to prepare and file an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance and furnish without charge to the Underwriter as many copies as the Underwriter may from time to time reasonably request of such amended or supplemented Issuer Free Writing Prospectus;

(ix)  As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Partnership’s security holders and to deliver to the Underwriter an earnings statement of the Partnership Entities (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations;

(x)  Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to (A) qualify as a foreign limited partnership in any jurisdiction in which it would not otherwise be required to so qualify, (B) file a general consent to service of process in any such jurisdiction or (C) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

(xi)  For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, without the prior written consent of the Underwriter: (A) offer for sale, sell, pledge, transfer or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any individual or entity at any time in the future of) any Common Units or securities convertible into or exchangeable or exercisable for Common Units (other than the Units and Common Units issued (1) pursuant to employee benefit plans, qualified unit option plans or other employee compensation plans existing on the date hereof, (2) pursuant to currently outstanding options, warrants or rights, or (3) by the Partnership of Common Units to sellers in connection with acquisitions of assets or entities by the Partnership or any of the Subsidiaries, provided that any recipients of such Common Units in any such acquisitions enter into Lock-Up Agreements (as defined below) for the remainder of the Lock-Up Period); (B) sell or grant any options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable or exercisable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof); (C) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Common Units, whether any such transaction described in clause (A), (B) or (C) above is to be settled by delivery of Common Units or other securities, in cash or otherwise; (D) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any equity securities or any securities convertible into or exchangeable or exercisable for equity securities of the Partnership; or (E) publicly disclose the intention to do any of the foregoing; and to cause each officer, director and/or securityholder of the Partnership set forth on Schedule 2 attached hereto to furnish to the Underwriter, prior to the Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”);

Notwithstanding the foregoing paragraph, if (X) during the last 17 days of the Lock-Up Period, the Partnership issues an earnings release or material news or a material event relating to the Partnership occurs or (Y) prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in the foregoing paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release, the announcement of the material news or the occurrence of the material event, unless Lehman Brothers Inc. waives such extension in writing;

(xii)  To apply the net proceeds from the sale of the Units being sold by the Partnership as set forth in the Prospectus;

(b)  The Underwriter agrees that the Underwriter shall not include any “issuer information” (as defined in Rule 433 of the Rules and Regulations) in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by the Underwriter without the prior consent of the Partnership (any such issuer information with respect to the use of which the Partnership has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Partnership Parties with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of the Underwriter on the basis of or derived from issuer information.

6.  Expenses»

. The Partnership Parties agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Units, any stamp duties or other taxes payable in that connection and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, and any document incorporated by reference in any of the foregoing, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any required review by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of sale of the Units (including related fees and expenses of counsel to the Underwriter); (f) the listing of the Units on the New York Stock Exchange (the “NYSE”); (g) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 5(a)(x) hereof; and (h) the performance of the obligations of the Partnership Parties under this Agreement; provided that, except as provided in this Section 6 and in Sections 8 and 11 hereof, the Underwriter shall pay their own costs and expenses, including the costs and expenses of their counsel, and the expenses of advertising any offering of the Units made by the Underwriter.

7.  Conditions of Underwriter’s Obligations»

. The obligations of the Underwriter hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Partnership Parties contained herein, to the performance by the Partnership Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)  The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i) hereof; the Partnership shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for such purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Partnership of any objection to the use of the form of the Registration Statement.

(b)  The Underwriter shall not have discovered and disclosed to the Partnership on or prior to the Delivery Date that the Registration Statement as of the Effective Date, the Prospectus as of its date and on the Delivery Date, or the Pricing Disclosure Package as of the Applicable Time, in each case including any amendment or supplement thereto, contains an untrue statement of a fact that, in the reasonable opinion of Andrews Kurth LLP, counsel for the Underwriter, is material or omits to state a fact that, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading (in the case of the Prospectus or the Pricing Disclosure Package, in the light of the circumstances under which such statements were made).

(c)  All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Partnership Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)  Vinson & Elkins L.L.P. shall have furnished to the Underwriter its written opinion, as counsel to the Partnership Parties, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, with respect to the matters set forth in Exhibit B to this Agreement.

(e)  The General Counsel of BGL shall have furnished to the Underwriter his written opinion, as counsel to the Partnership, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, with respect to the matters set forth in Exhibit C to this Agreement.

(f)  Andrews Kurth LLP shall have furnished to the Underwriter its written opinion or opinions, as counsel for the Underwriter, addressed to the Underwriter and dated the Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus, the Pricing Disclosure Package and such other related matters as the Underwriter may reasonably require, and the Partnership Parties shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(g)  Promptly after the execution of this Agreement, the Underwriter shall have received from Deloitte & Touche LLP a letter (the “initial letter”), in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h)  The Underwriter shall have received from Deloitte & Touche LLP a letter (the “bring-down letter”), in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(i)  BGL shall have furnished to the Underwriter a certificate, dated the Delivery Date, of its Chairman of the Board, its Chief Executive Officer, its President or any of its Vice Presidents and its Chief Financial Officer stating that:

(i)  The representations, warranties and agreements of the Partnership Parties in Section 1 hereof are true and correct on and as of the Delivery Date, and the Partnership Parties have complied with all their agreements contained herein and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Delivery Date;

(ii)  No stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(iii)  They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement) or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of the Pricing Disclosure Package and the Prospectus), and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(j)  Subsequent to the execution and delivery of this Agreement, (i) no Partnership Entity shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, any labor dispute or any court or governmental action, order or decree, (ii) no Partnership Entity shall have become a party to or the subject of any litigation or court or government action, investigation, order or decree that is adverse to any Partnership Entity and (iii) there shall not have been any adverse change in the partners’ capital, members’ equity or short- or long-term debt of any Partnership Entity or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, securityholders’ equity, properties, management, business or prospects of any Partnership Entity, in each case the effect of which in any such case is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on the Delivery Date on the terms and in the manner contemplated herein and in the Prospectus.

(k)  Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the debt securities of any Partnership Entity by any “nationally recognized statistical rating organization” (as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations) and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of any Partnership Entity; provided, however, that this paragraph (k) shall not apply to any downgrade of not more than one ratings notch or level contemplated by an existing notice of surveillance or review.

(l)  Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the NYSE or the American Stock Exchange or in the over-the-counter market, or trading in any securities of any Partnership Entity on any exchange or in the over-the-counter market, shall have been suspended or materially limited, the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or New York or Kentucky state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities or any other calamity or crisis after the date hereof, or the effect of international conditions on the financial markets in the United States, that in any such case would make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on the Delivery Date on the terms and in the manner contemplated herein and in the Prospectus.

(m)  The NYSE shall have approved the Units for listing, subject only to official notice of issuance.

(n)  The Lock-Up Agreements between the Underwriter and the securityholders, officers and directors of the Partnership Parties listed on Schedule 2 attached hereto, delivered to the Underwriter on or before the date of this Agreement, shall be in full force and effect on the Delivery Date.

(o)  The Underwriter shall have received from the Partnership Parties such additional documents and certificates as the Underwriter or counsel for the Underwriter may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

8.  Indemnification and Contribution»

.

(a)  The Partnership Parties, jointly and severally, shall indemnify and hold harmless the Underwriter, its directors, officers and employees and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units) to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or in any amendment or supplement thereto, (B) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by the Underwriter, (C) any “road show” (as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (D) any “blue sky” application or other document prepared or executed by the Partnership (or based upon any written information furnished by the Partnership for use therein) specifically for the purpose of qualifying any or all of the Units under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), (ii) the omission or alleged omission to state in Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement) or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus) or (iii) any act or failure to act or any alleged act or failure to act by the Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Partnership Parties shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto, or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Partnership by or on behalf of the Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e) hereof. The foregoing indemnity agreement is in addition to any liability which the Partnership Parties may otherwise have to the Underwriter or to any director, officer, employee or controlling person of the Underwriter.

(b)  The Underwriter shall indemnify and hold harmless each Partnership Party, its directors, officers, managers who are natural persons and employees and each person, if any, who controls such Partnership Party within the meaning of Section 15 of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which such Partnership Party or any such director, officer, employee, manager who is a natural person or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or in any Non-Prospectus Road Show or Blue Sky Application, or (ii) the omission or alleged omission to state in the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or in any Non-Prospectus Road Show or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, in the light of the circumstances under which any such statements were made), but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to the Partnership through the Underwriter by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e) hereof. The foregoing indemnity agreement is in addition to any liability that the Underwriter may otherwise have to any Partnership Party or any director, officer, employee, manager who is a natural person or controlling person of such Partnership Party.

(c)  Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8, except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and the indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes to assume, jointly with any other similarly notified indemnifying party, the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of the indemnifying party’s election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel to represent jointly the Underwriter and its directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Partnership Parties under this Section 8 if (i) the Partnership Parties and the Underwriter shall have so mutually agreed; (ii) the Partnership Parties have failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriter; (iii) the Underwriter and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the Partnership Parties; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriter or its directors, officers, employees or controlling persons, on the one hand, and the Partnership Parties or their respective directors, officer, employees, managers who are natural persons or controlling persons, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Partnership Parties. No indemnifying party shall (X) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle, or compromise or consent to the entry of any judgment with respect to, any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party or (Y) be liable for any settlement of any such claim, action, suit or proceedings effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such claim, action, suit or proceeding, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)  If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership Parties, on the one hand, and the Underwriter, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties, on the one hand, and the Underwriter, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership Parties, on the one hand, and the Underwriter, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand, bear to the total gross proceeds from the offering of the Units purchased under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership Parties and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 8(d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Units underwritten by it exceeds the amount of any damages that the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)  The Underwriter confirms and the Partnership Parties acknowledge and agree that the public offering price and the statements regarding delivery of shares by the Underwriter set forth on the cover page of, and the concession and reallowance figures and the paragraph relating to stabilization by the Underwriter appearing under the caption “Underwriting” in, the Prospectus are correct and constitute the only information concerning the Underwriter furnished in writing to the Partnership by or on behalf of the Underwriter specifically for inclusion in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

9.  Termination»

. The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by the Partnership prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 7(j), 7(k) and 7(l) hereof shall have occurred or if the Underwriter shall decline to purchase the Units for any reason permitted under this Agreement.

10.  Reimbursement of Underwriter’s Expenses»

. If the sale of the Units provided for herein is not consummated because any condition of the Underwriter’s obligations set forth in Section 7 hereof is not satisfied, because of any refusal, inability or failure on the part of any Partnership Party to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Partnership Parties will reimburse the Underwriter on demand for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Units.

11.  Research Analyst Independence»

. The Partnership Parties acknowledge that (a) the Underwriter’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies and (b) the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership, the value of the Common Units and/or the offering that differ from the views of their respective investment banking divisions. The Partnership Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership Parties may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership Parties or their affiliates by the Underwriter’s investment banking division. The Partnership Parties acknowledge that the Underwriter is a full service securities firm and as such, from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that are the subject of the transactions contemplated by this Agreement.

12.  No Fiduciary Duty»

. The Partnership Parties acknowledge and agree that in connection with this offering, sale of the Units or any other services the Underwriter may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter: (a) no fiduciary or agency relationship between any Partnership Party, any affiliate of a Partnership Party or any other person, on the one hand, and the Underwriter, on the other, exists; (b) the Underwriter is not acting as advisors, expert or otherwise, to the Partnership Parties or any of their affiliates, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Partnership Parties or any of their affiliates, on the one hand, and the Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriter may have to the Partnership Parties or their affiliates shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriter and its respective affiliates may have interests that differ from those of the Partnership Parties and their affiliates. Each Partnership Party hereby waives, on its own behalf and on behalf of its affiliates, any claims that the Partnership Parties or any of their affiliates may have against the Underwriter with respect to any breach or alleged breach of fiduciary duty in connection with this offering.

13.  Notices, Etc.»

All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)  if to the Underwriter, shall be delivered or sent by mail or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: (646) 834-8133), with a copy, in the case of any notice pursuant to Section 8(c) hereof, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: (212) 520-0421);

(b)  if to the Partnership Parties, shall be delivered or sent by mail or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: Chief Financial Officer.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Partnership shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriter.

14.  Persons Entitled to Benefit of Agreement»

. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Partnership Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Partnership Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriter and each person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriter contained in Section 8(b) hereof shall be deemed to be for the benefit of the directors of BGL, the officers of BGL who have signed the Registration Statement and any person controlling BGL within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. Notwithstanding anything in this Agreement to the contrary, all liabilities and obligations of the Partnership Parties hereunder shall be non-recourse against Loews or any limited partner, stockholder, member, officer, manager, director or employee of any of the Partnership Parties who is a natural person. In that connection, neither Loews nor any such limited partner, stockholder, member, officer, manager, director or employee who is a natural person shall be bound by this Agreement, or be obligated by virtue of this Agreement or the obligations of any party created hereunder to (y) provide funds to any of the Partnership Parties, whether by contributions to capital, loans, returns of monies, securities or other property, or (z) assume any liabilities of any of the Partnership Parties. For the avoidance of doubt, nothing in this Section 14 shall preclude recourse, to the extent permitted by applicable law, against any such limited partner, stockholder, member, officer, manager, director or employee of any of the Partnership Parties who is a natural person in the event of fraud, gross negligence or willful misconduct.

15.  Survival»

. The respective indemnities, representations, warranties and agreements of the Partnership Parties and the Underwriter contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

16.  Definition of the Terms “Business Day” and “Subsidiary»

.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

17.  Governing Law»

. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18.  Counterparts»

. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

19.  Headings»

. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Remainder of page intentionally left blank.]

NYC:162296.9

If the foregoing correctly sets forth the agreement among the Partnership Parties and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

Boardwalk GP, LLC

By: /s/
Name: Jamie L. Buskill
Title: Chief Financial Officer

Boardwalk GP, LP

By: Boardwalk GP, LLC, its general partner

By: /s/
Name: Jamie L. Buskill
Title: Chief Financial Officer

Boardwalk Pipeline Partners, LP

By: Boardwalk GP, LP, its general partner

By: Boardwalk GP, LLC, its general partner

By: /s/
Name: Jamie L. Buskill
Title: Chief Financial Officer

Accepted:

LEHMAN BROTHERS INC.

By:  /s/
Authorized Representative

SCHEDULE 1

JURISDICTIONS OF QUALIFICATION

Name of Entity	Jurisdiction of Formation	Jurisdictions of Qualification
Boardwalk GP, LLC	Delaware	Kentucky
Boardwalk GP, LP	Delaware	Kentucky
Boardwalk Pipeline Partners, LP	Delaware	Kentucky
Boardwalk Operating GP, LLC	Delaware	Kentucky
Boardwalk Pipelines, LP	Delaware	Kentucky
Texas Gas Transmission, LLC	Delaware	Louisiana, Texas, Arkansas, Mississippi, Tennessee, Kentucky, Indiana, Ohio and Illinois
GS Pipeline Company, LLC	Delaware	Texas, Mississippi and Florida
Gulf South Pipeline Company, LP	Delaware	Texas, Louisiana, Mississippi, Alabama, Florida and Kansas
Gulf Crossing Pipeline Company, LLC	Delaware

SCHEDULE 2

PERSONS DELIVERING LOCK-UP AGREEMENTS

Rolf A. Gafvert
H. Dean Jones II
Jamie L. Buskill
Arthur L. Rebell
Thomas E. Hyland
Jonathan E. Nathanson
Mark L. Shapiro
Andrew H. Tisch
William R. Cordes
Boardwalk Pipelines Holding Corp.
Loews Corporation

SCHEDULE 3

PRICING INFORMATION

Public Offering Price: $36.50

Number of Units Offered: 8,000,000

SCHEDULE 4

ISSUER FREE WRITING PROSPECTUSES

None.

EXHIBIT A

LOCK-UP LETTER AGREEMENT

Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you (the “Underwriter”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriter of common units representing limited partner interests (the “Common Units”) of Boardwalk Pipeline Partners, LP, a Delaware limited partnership (the “Partnership”), and that the Underwriter proposes to reoffer the Common Units to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriter, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that the undersigned will not, for a period of 90 days after the date of the final Prospectus relating to the Offering (the “Lock-Up Period”), without the prior written consent of Lehman Brothers Inc. (the “Underwriter”), directly or indirectly, (i) offer for sale, sell, pledge, transfer or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any individual or entity at any time in the future of) any Common Units or securities convertible into or exchangeable or exercisable for Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any options or warrants), (ii) sell or grant any options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable or exercisable for Common Units, (iii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Common Units, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (iv) make any demand for, exercise any right with respect to or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units, any securities convertible into or exchangeable or exercisable for Common Units, or any other securities of the Partnership or (v) publicly disclose the intention to do any of the foregoing. The foregoing sentence shall not apply to bona fide gifts, sales or other dispositions of any Common Units that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any such transfer that (A) the transferee/donee agrees to be bound by the terms of the lock-up agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (B) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on Form 5, Schedule 13D or Schedule 13G (or 13D/A or 13G/A) made after the expiration of the 90-day period referred to above), (C) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition, and (D) the undersigned notifies Lehman Brothers Inc. at least two business days prior to the proposed transfer or disposition.

Notwithstanding the foregoing, if (i) during the last 17 days of the Lock-Up Period, the Partnership issues an earnings release or material news or a material event relating to the Partnership Parties (as defined in the Underwriting Agreement) occurs or (ii) prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release, the announcement of the material news or the occurrence of the material event, unless Lehman Brothers Inc. waives such extension in writing. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, the undersigned will give notice thereof to the Partnership and will not consummate such transaction or take any such action unless it has received written confirmation from the Partnership that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.

In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Partnership notifies the Underwriter that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units, the undersigned will be released from the undersigned’s obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership and the Underwriter will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and the Underwriter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:

EXHIBIT B

FORM OF OPINION OF ISSUER’S COUNSEL

(a) Each of the General Partner, the Partnership, the Operating Partnership and Gulf South has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware LP Act, has the full partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction listed opposite its name in Schedule 1 hereto;

(b) Each of BGL, Operating GP, Texas Gas, Gulf South GP and Gulf Crossing has been duly formed and is validly existing and in good standing as a limited liability company under the Delaware LLC Act, has the full limited liability company power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction listed opposite its name in Schedule 1 hereto;

(c) BGL is the sole general partner of the General Partner, with a 0.01% general partner interest in the General Partner; such general partner interest has been duly and validly authorized and issued in accordance with the GP Partnership Agreement; and BGL owns such general partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the GP Partnership Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LP Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming BGL as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the GP Partnership Agreement. BPHC is the sole limited partner of the General Partner, with a 99.99% limited partner interest in the General Partner; such limited partner interest has been duly and validly authorized and issued in accordance with the GP Partnership Agreement and is fully paid (to the extent required under the GP Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act);

(d) The General Partner is the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Partnership Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LP Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Partnership Agreement. The General Partner owns all of the Incentive Distribution Rights (as defined in the Partnership Agreement); all of such Incentive Distribution Rights have been duly and validly authorized and issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters described in the Pricing Disclosure Package; and the General Partner owns all of such Incentive Distribution Rights free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Partnership Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LP Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Partnership Agreement;

(e) The Units to be issued and sold by the Partnership to the Underwriter have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered against payment therefor pursuant to the Underwriting Agreement, will be validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by matters (i) described in the Pricing Disclosure Package and (ii) Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); the Units, when issued and delivered against payment therefor pursuant to the Underwriting Agreement, will conform to the descriptions thereof contained in each of the Pricing Disclosure Package and the Prospectus; and other than the Sponsor Units, the Incentive Distribution Rights and the Common Units issued in the Partnership’s initial public offering and in its November 2006 follow-on public offering, the Units to be issued and sold by the Partnership to the Underwriter will be the only limited partner interests in the Partnership issued and outstanding as of the date hereof;

(f) The Partnership owns a 100% limited liability company interest in Operating GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the Operating GP LLC Agreement and is fully paid (to the extent required under the Operating GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such limited liability company interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Operating GP LLC Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LLC Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or the Operating GP LLC Agreement;

(g) Operating GP is the sole general partner of the Operating Partnership, with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement; and Operating GP owns such general partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Operating Partnership Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Operating GP as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Operating Partnership Agreement. The Partnership is the sole limited partner of the Operating Partnership, with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Operating Partnership Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Operating Partnership Agreement;

(h) The Operating Partnership owns a 100% limited liability company interest in Gulf Crossing; such limited liability company interest has been duly and validly authorized and issued in accordance with the Gulf Crossing LLC Agreement and is fully paid (to the extent required under the Gulf Crossing LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Gulf Crossing LLC Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LLC Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or the Gulf South GP LLC Agreement;

(i) Except as described in the Pricing Disclosure Package or provided for in the Partnership Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership pursuant to federal or Delaware law or any agreement or instrument known to such counsel to which any of the Partnership Entities is a party or by which any one of them may be bound. Except as described in the Pricing Disclosure Package, to such counsel’s knowledge, there are no outstanding options or warrants to purchase (A) any Common Units, Subordinated Units or other interests in the Partnership or (B) any interests in BGL, the General Partner, or the Subsidiaries;

(j) Except as described in the Pricing Disclosure Package, to such counsel’s knowledge, there are no contracts, agreements or understandings between any Partnership Party and any person granting such person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of the Partnership owned or to be owned by such person, or to require the Partnership to include such securities in any securities registered or to be registered pursuant to any registration statement filed by or required to be filed by the Partnership under the Securities Act.

(k) The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Partnership Parties;

(l) The Partnership Agreement has been duly and validly authorized, executed and delivered by each Partnership Party party thereto. The Partnership Agreement constitutes a valid and binding obligation of the Partnership Parties party thereto, enforceable against each such Partnership Party in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and an implied covenant of good faith and fair dealing, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) public policy considerations relating to rights to indemnification or contribution.

(m) None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of the Underwriting Agreement by the Partnership Parties, or the consummation of the transactions contemplated thereby (i) constitutes or will constitute a violation of the Organizational Documents, (ii) constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach or violation of or default under), any agreement filed as an exhibit to the Registration Statement or as an exhibit to the Partnership’s Form 10-K for the year ended December 31, 2006 or any subsequent reports filed under the Exchange Act by the Partnership or (iii) violates or will violate any applicable law of the United States of America, the Delaware LP Act or the Delaware LLC Act, excluding in the case of clauses (ii) and (iii) any such breaches, violations and defaults that would not have a Material Adverse Effect;

(n) Except for the registration of the Units under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Units by the Underwriter, no Governmental Approval is required for the execution, delivery and performance of the Underwriting Agreement by the Partnership Parties, the consummation of the transactions contemplated thereby and the application of the proceeds from the sale of the Units as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus, except for such Governmental Approvals (i) as have been obtained or made or (ii) would not have a Material Adverse Effect if not obtained or made;

(o) The Registration Statement became effective under the Securities Act as of the date it was filed with the Commission, and the Prospectus was filed with the Commission pursuant to subparagraph [___] of Rule 424(b) of the Rules and Regulations on [________], 2007, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceeding for that purpose is pending or threatened by the Commission, the Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the Rules and Regulations has been received by the Partnership, and no order of the Commission directed to any document incorporated by reference in the Registration Statement has been issued, and no challenge by appropriate proceedings has been made to the accuracy or adequacy of any such document incorporated by reference in the Registration Statement;

(p) Each of (i) the Registration Statement, on the Effective Date, and (ii) the Prospectus, as of its date and the date hereof, appear on their face to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the Securities Act Regulations (except that such counsel express no statement or belief as to the Trustee statements of eligibility on Form T-1), except that such counsel need express no opinion with respect to the financial statements and the notes and financial schedules thereto and other related financial, accounting and statistical data contained therein;

(q) The statements made in the Prospectus under the captions “How We Make Cash Distributions,” “Conflicts of Interest and Fiduciary Duties,” “Description of the Common Units,” and “The Partnership Agreement”, insofar as they purport to summarize certain provisions of documents referred to therein or refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions therein; and the Units, the Subordinated Units and the Incentive Distribution Rights conform in all material respects to the descriptions thereof contained in the Prospectus under the captions “How We Make Cash Distributions,” “Conflicts of Interest and Fiduciary Duties,” “Description of the Common Units” and “The Partnership Agreement;”

(v) The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Registration Statement is confirmed and the Underwriter may rely upon such opinion as if it were addressed to them; and

(w) The Partnership is not, and after giving effect to the application of the net proceeds from the offering as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus, the Partnership will not be, an “investment company” as defined in the Investment Company Act.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York, the Delaware LP Act and the Delaware LLC Act. Such counsel need not express any opinion with respect to the title of any of the Partnership Entities to any of their respective real or personal property or the accuracy of the descriptions or references in the Registration Statement or the Organizational Documents to any real or personal property, and need not express any opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject.

Such counsel has participated in conferences with officers and other representatives of the Partnership Parties, representatives of the independent registered public accounting firm of the Partnership and the Underwriter’s representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel did not independently investigate or verify the information set forth in the Registration Statement or the Prospectus, and such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent specified in paragraph (w) above), based on the foregoing (relying as to factual matters in respect of the determination of materiality to the extent such counsel deems reasonable and appropriate upon the statements of fact made by officers and other representatives of the Partnership Parties), no facts have come to such counsel’s attention that have led such counsel to believe that:

(a) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

(b) the Prospectus, as of its date and as of the Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements and notes and schedules thereto or other related financial, accounting and statistical data contained in, incorporated by reference into or omitted from the Registration Statement, the Pricing Disclosure Package or the Prospectus, any further amendment or supplement thereto or the exhibits to the Registration Statement.

“applicable law” means mean those laws, rules and regulations that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, without such counsel’s having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided, however, that such references do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, state securities or blue sky, tax, insurance or antitrust, laws, rules or regulations, the Natural Gas Act, as amended, or the rules and regulations promulgated thereunder by the Federal Energy Regulatory Commission, or the rules and regulations of the National Association of Securities Dealers, Inc.

“Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory authority of the State of New York, the State of Delaware or the United States of America, pursuant to (a) applicable laws of the State of New York, (b) applicable laws of the United States of America, (c) the Delaware LP Act or (d) the Delaware LLC Act.

EXHIBIT C

FORM OF OPINION OF IN-HOUSE COUNSEL

(a) Except as described in the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which any Partnership Entity is a party or to which any property or asset of any Partnership Entity is subject that, if determined adversely to such Partnership Entity, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or an adverse effect on the performance of the Underwriting Agreement or the consummation of the transactions contemplated thereby, and no such proceedings are threatened or contemplated by governmental authorities or others; and to such counsel’s knowledge, there are no statutes or pending or threatened legal or governmental proceedings required to be described in the Pricing Disclosure Package that are not so described;

(b)  The statements made in the Partnership’s annual report on Form 10-K for the year ended December 31, 2006 under the captions “Business—Our Business—Nature of Contracts,” “Business—Our Business—Competition,” “Business—Our Business—Government Regulation,” “Risk Factors—Our natural gas transportation and storage operations are subject to extensive regulation by FERC in addition to FERC rules and regulations related to the rates we can charge for our services,” “Risk Factors—We are subject to laws and regulations relating to the environment which may expose us to significant costs, liabilities and loss of revenues,” “Risk Factors—Pipeline safety integrity programs and repairs may impose significant costs and liabilities on us,” “Risk Factors—We are subject to strict regulations at many of our facilities regarding employee safety,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Regulation,” insofar as they purport to summarize certain provisions of documents referred to therein or refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions therein;

(c) None of the offering, issuance and sale by the Partnership of the Units and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, the execution, delivery and performance of the Underwriting Agreement by the Partnership Parties, or the consummation of the transactions contemplated thereby violates or will violate the Natural Gas Act, as amended, and the rules and regulations promulgated thereunder by the Federal Energy Regulatory Commission; and

(d) To such counsel’s knowledge, there are no contracts or other documents that are required to be described in the Pricing Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations, or that are required to be filed as exhibits to the Registration Statement by the Exchange Act or the rules and regulations promulgated thereunder, that have not been so described in the Pricing Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement.

Such counsel has participated in conferences with officers and other representatives of the Partnership Parties, representatives of the independent registered public accounting firm of the Partnership and the Underwriter’s representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel did not independently investigate or verify the information set forth in the Registration Statement or the Prospectus, and such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent specified in paragraphs (b) and (d) above), based on the foregoing (relying as to factual matters in respect of the determination of materiality to the extent such counsel deems reasonable and appropriate upon the statements of fact made by officers and other representatives of the Partnership Parties), no facts have come to such counsel’s attention that have led such counsel to believe that:

(a) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

(b) the Prospectus, as of its date and as of the Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements and notes and schedules thereto or other related financial, accounting and statistical data contained in, incorporated by reference into or omitted from the Registration Statement, the Pricing Disclosure Package or the Prospectus, any further amendment or supplement thereto or the exhibits to the Registration Statement.